Exhibit 32

(18 U.S.C. SECTION 1350)

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of QHSLab, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2026 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Troy Grogan, CEO and CFO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Troy Grogan
Troy Grogan
CEO and CFO

Dated: August 12, 2026

A signed original of this written statement required by Section 906 has been provided to QHSLab, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.